UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
SGX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51745 (Commission File Number)	06-1523147 (I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (858) 558-4850
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On September 13, 2006, SGX Pharmaceuticals, Inc. (the “Company”) announced the resignation of Stelios Papadopoulos, Ph.D. as a member of the Company’s Board of Directors, effective from the next regularly scheduled meeting in September 2006. Dr. Papadopoulos stated that he has decided to pursue other interests and expects to resign from a number of other boards of directors on which he currently serves. Dr. Papadopoulos is currently the Chairman of the Company’s Corporate Governance and Nominating Committee.
A copy of the Company’s press release announcing Dr. Papadopoulos’ resignation is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.
(c) Exhibits.

Exhibit Number	Description
99.1	Press release issued by SGX Pharmaceuticals, Inc. dated September 13, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGX PHARMACEUTICALS, INC.
Dated: September 13, 2006	By:	/s/ W. Todd Myers
W. Todd Myers
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by SGX Pharmaceuticals, Inc. dated September 13, 2006.